Virtus Small-Cap Sustainable Growth Fund,

a series of Virtus Equity Trust

Supplement dated December 28, 2012 to the

Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated July 31, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective January 1, 2013, the investment adviser to Virtus Small-Cap Sustainable Growth Fund will revise the expense reimbursement arrangements applicable to the fund. Effective January 1, 2013, Virtus Investment Advisers, Inc. has voluntarily agreed to limit the total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed, on an annualized basis, the following amounts.

Class A	Class B	Class C	Class I
1.50%	N/A	2.25%	1.25%

Accordingly, all references to expense limitation arrangements applicable to Virtus Small-Cap Sustainable Growth Fund in the fund’s statutory prospectus and SAI are revised to reflect these amounts, effective January 1, 2013.

Investors should retain this supplement with the

Prospectus and SAI for future reference.

VET 8019 SCSGFCap (12/2012)